Income Tax	12 Months Ended
Dec. 31, 2015
Notes
Income Tax

Note 5:  Income Tax

The Company is included in the consolidated federal income tax return filed by CMHC, the Company’s ultimate parent.  The Company has entered into a tax sharing agreement with CMHC and its subsidiaries.  The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability.  Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year. Federal income taxes recoverable from affiliate reported on the balance sheet are due from CMFG Life.

Income Tax Expense

Income tax expense for the years ended December 31 is as follows:

	2015	2014	2013

Current tax expense (benefit)	$ 1,451	$ (186)	$ (426)
Deferred tax expense (benefit)	(2)	197	675

Total income tax expense	$ 1,449	$ 11	$ 249

Reconciliation to U.S. Tax Rate

Income tax expense differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income before income taxes due to the items listed in the following reconciliation:

	2015		2014		2013
	Amount	Rate	Amount	Rate	Amount	Rate

Tax expense computed at federal corporate tax rate	$1,480	35.0%	$60	35.0%	$133	35.0%
Income tax expense (benefit) related to prior years	(31)	(0.7)	(41)	(23.9)	116	30.5
Other	-	-	(8)	(4.7)	-	-

Total income tax expense	$1,449	34.3%	$11	6.4%	$249	65.5%

Deferred Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts for income tax purposes.  Significant components of the Company’s deferred tax assets and liabilities at December 31, 2015 and 2014 are as follows:

	2015	2014
Deferred tax assets
Policy liabilities and reserves	$36	$81
Unrealized investment losses	122	-
Investments	168	276
Accrued expenses	94	26
Deferred policy acquisition costs	309	230
Other	1	3

Gross deferred tax assets	730	616

Deferred tax liabilities
Unrealized investment gains	-	118
Deferred reinsurance expense	47	56
Other	1	2

Gross deferred tax liabilities	48	176

Net deferred tax asset	$682	$440

Valuation Allowance

The Company considered the need for a valuation allowance with respect to its gross deferred tax assets as of December 31, 2015 and 2014, and based on that evaluation, the Company has determined it is more likely than not all deferred tax assets as of December 31, 2015 and 2014 will be realized.  Therefore, a valuation allowance was not established.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2015	2014

Balance at January 1	$ 1	$ 7
Reductions for prior years' tax positions	0	(6)

Balance at December 31	$ 1	$ 1

There were no unrecognized tax benefits as of December 31, 2015 and 2014 that, if recognized, would affect the effective tax rate in future periods. Management does not anticipate a material change to the Company’s uncertain tax positions during 2016.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense in the statements of comprehensive income (loss). The Company did not recognize any additions or reductions in interest and penalties for the year ended December 31, 2015 or 2014. During the year ended December 31, 2013 the Company recognized additions  of $1 in interest and penalties. The Company had accrued $7 and $7 for the payment of interest and penalties at December 31, 2015 and 2014, respectively.

The Company is included in a consolidated U.S. federal income tax return filed by CMHC.  The Company is also included in income tax returns filed in various states.  For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before 2008.

Other Tax Items

As of December 31, 2015 and 2014, the Company did not have any capital loss, operating loss or credit carryforwards.